Exhibit 99.3

                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)
                          ----------------------------


     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:  February 12, 2009

                         THIRD POINT LLC

                         By: Daniel S. Loeb, Chief Executive Officer


                         By: /s/ Joshua L. Targoff
                             ---------------------------------------------------
                             Name:   Joshua L. Targoff
                             Title:  Attorney-in-Fact


                         THIRD POINT OFFSHORE MASTER FUND, L.P.

                         By: Third Point Advisors II L.L.C., its general partner
                         By: Daniel S. Loeb, Managing Director


                         By: /s/ Joshua L. Targoff
                             ---------------------------------------------------
                             Name:   Joshua L. Targoff
                             Title:  Attorney-in-Fact

                         THIRD POINT ADVISORS II L.L.C.

                         By: Daniel S. Loeb, Managing Director



                         By: /s/ Joshua L. Targoff
                             ---------------------------------------------------
                             Name:   Joshua L. Targoff
                             Title:  Attorney-in-Fact


                         DANIEL S. LOEB


                         By: /s/ Joshua L. Targoff
                             ---------------------------------------------------
                             Name:   Joshua L. Targoff
                             Title:  Attorney-in-Fact